Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Alpha Architect 1-3 Month Box ETF (BOXX)
(the “Fund”)
listed on Cboe BZX Exchange, Inc.
November 12, 2024
Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information
each dated February 28, 2024, as previously supplemented
Effective November 12, 2024, the management fee for the Fund has been reduced to an annual rate of 0.2449% of the Fund’s average daily net assets. All references to the Fund’s management fee in the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are revised to reflect the reduced amount.
The following information replaces the sections of the Summary Prospectus and Prospectus entitled “Fees and Expenses of the Fund” and “Expense Example”:
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fee[1]	0.24%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.24%
Fees Waived and/or Reimbursed[2]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver[3]	0.19%

[1]	The Fund’s Management Fee and Total Annual Fund Operating Expenses are 0.2449%. The Fund’s Management Fee has been restated to reflect the reduced fee, effective November 12, 2024.
[2]
The Adviser has contractually agreed to waive receipt of its management fees and/or assume expenses of the Fund so that the total annual operating expenses of the Fund (excluding payments under the Fund’s Rule 12b-1 distribution and service plan (if any), acquired fund fees and expenses, brokerage expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses) do not exceed 0.1949% of the Fund’s average daily net assets. This agreement will remain in place until at least January 31, 2026. The agreement may be terminated only by the Board of Trustees.

[3]	The Fund’s Total Annual Fund Operating Expenses After Fee Waiver are 0.1949%.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example reflects the Fund’s contractual expense limitation agreement only for the term of the contractual expense limitation agreement. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$20	$107	$201	$479
If you have any questions, please call (215) 330-4476.
Please retain this Supplement for future reference.